                                                    Exhibit 99.8
-------------------------------------------------------------------------------
                                                    Monthly Operating Report

      --------------------------------------
      CASE NAME: AIRCRAFT LEASING, INC.             ACCRUAL BASIS
      --------------------------------------

      --------------------------------------
      CASE NUMBER: 400-42148-BJH-11                 02/13/95, RWD, 2/96
      --------------------------------------

      --------------------------------------
      JUDGE: BARBARA J. HOUSER
      --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ Drew Keith                                   CHIEF FINANCIAL OFFICER
      ---------------------------------------------    ----------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

      DREW KEITH                                                     05/17/2001
      ---------------------------------------------    ----------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                               DATE

      PREPARER:

      /s/ Kevin K. Craig                               CONTROLLER, KITTY HAWK INC.
      ---------------------------------------------    ----------------------------
      ORIGINAL SIGNATURE OF PREPARER                                 TITLE

      KEVIN K. CRAIG                                            05/17/2001
      ---------------------------------------------    ----------------------------
      PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Monthly Operating Report

  ---------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.           ACCRUAL BASIS-1
  ---------------------------------------

  ---------------------------------------
  CASE  NUMBER:  400-42148-BJH-11              02/13/95, RWD, 2/96
  ---------------------------------------

  ---------------------------------------
  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE                 MONTH            MONTH              MONTH
                                                                                  ----------------------------------------------
  ASSETS                                                     AMOUNT               APRIL,2001
  ------------------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                                $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                  $         0            $   966,432
  ------------------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                                       $         0            $   966,432            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                        $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                        $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                 $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                 $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                             ($33,904,344)          ($14,172,631)
  ------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                            ($33,904,344)          ($13,206,199)           $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                      $81,907,719            $73,916,638
  ------------------------------------------------------------------------------------------------------------------------------
  11.     LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                         $33,669,772            $35,095,181
  ------------------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                        $48,237,946            $38,821,457            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                       $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                              $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                                     $14,333,602            $25,615,258            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                                        $         0
  ------------------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                                           $         0
  ------------------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                                           $         0
  ------------------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                                       $         0
  ------------------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                                     $ 4,167,107
  ------------------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                                             $ 4,167,107            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                     $ 2,811,382            $     8,791
  ------------------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                                    $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                                   $         0            $         0
  ------------------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                              $ 1,300,001            $ 2,399,516
  ------------------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES                    $ 4,111,383            $ 2,408,307            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                                $ 4,111,383            $ 6,575,414            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                       $         0            $12,789,185
  ------------------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                        $ 6,250,659
  ------------------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                                    $         0
  ------------------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                                     $         0            $19,039,844            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES  &
          OWNERS' EQUITY                                   $ 4,111,383            $25,615,258            $0                 $0
  ------------------------------------------------------------------------------------------------------------------------------
                                                                                  $         0            $0                 $0
--------------------------------------------------------------------------------------------------------------------------------

===============================================================================
                                                    Monthly Operating Report

  -----------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.            ACCRUAL BASIS-2
  -----------------------------------------

  -----------------------------------------
  CASE  NUMBER:  400-42148-BJH-11                   02/13/95, RWD, 2/96
  -----------------------------------------

  --------------------------------------------------------
  INCOME STATEMENT
  ---------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                MONTH            MONTH              QUARTER
                                                         ---------------------------------------------
  REVENUES                                               APRIL, 2001                                                  TOTAL
  ---------------------------------------------------------------------------------------------------------------------------
  1.     GROSS REVENUES                                   $  969,000                                               $ 969,000
  ---------------------------------------------------------------------------------------------------------------------------
  2.     LESS: RETURNS & DISCOUNTS                        $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  3.     NET REVENUE                                      $  969,000               $0                $0            $ 969,000
  ---------------------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ---------------------------------------------------------------------------------------------------------------------------
  4.     MATERIAL                                         $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  5.     DIRECT LABOR                                     $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  6.     DIRECT OVERHEAD                                  $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  7.     TOTAL COST OF GOODS SOLD                         $        0               $0                $0            $       0
  ---------------------------------------------------------------------------------------------------------------------------
  8.     GROSS PROFIT                                     $  969,000               $0                $0            $ 969,000
  ---------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------
  9.     OFFICER / INSIDER COMPENSATION                   $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  10.    SELLING & MARKETING                              $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  11.    GENERAL & ADMINISTRATIVE                         $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  12.    RENT & LEASE                                     $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  13.    OTHER (ATTACH LIST)                              $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  14.    TOTAL OPERATING EXPENSES                         $        0               $0                $0            $       0
  ---------------------------------------------------------------------------------------------------------------------------
  15.    INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                 $  969,000               $0                $0            $ 969,000
  ---------------------------------------------------------------------------------------------------------------------------
  OTHER  INCOME & EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------
  16.    NON-OPERATING INCOME (ATT.  LIST)                     ($979)                                                  ($979)
  ---------------------------------------------------------------------------------------------------------------------------
  17.    NON-OPERATING EXPENSE (ATT.  LIST)               $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  18.    INTEREST EXPENSE                                 $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  19.    DEPRECIATION / DEPLETION                         $  444,564                                               $ 444,564
  ---------------------------------------------------------------------------------------------------------------------------
  20.    AMORTIZATION                                     $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  21.    OTHER (ATTACH LIST)                               ($444,564)                                              $(444,564)
  ---------------------------------------------------------------------------------------------------------------------------
  22.    NET  OTHER INCOME & EXPENSES                          ($979)              $0                $0                ($979)
  ---------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------
  23.    PROFESSIONAL FEES                                $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  24.    U.S.  TRUSTEE FEES                               $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                              $        0                                               $       0
  ---------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL REORGANIZATION EXPENSES                    $        0              $0                $0             $       0
  ---------------------------------------------------------------------------------------------------------------------------
  27.    INCOME TAX                                       $  387,992                                               $ 387,992
  ---------------------------------------------------------------------------------------------------------------------------
  28.    NET PROFIT (LOSS)                                $  581,987               $0                $0            $ 581,987
  ---------------------------------------------------------------------------------------------------------------------------
                                                          $        0
================================================================================================================================

-------------------------------------------------------------------------------
                                                     Monthly Operating Report

  --------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS-3
  --------------------------------------

  --------------------------------------
  CASE  NUMBER:  400-42148-BJH-11                    02/13/95, RWD, 2/96
  --------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                           MONTH              MONTH               MONTH            QUARTER
                                                           -------------------------------------------------
  DISBURSEMENTS                                            APRIL, 2001                                                 TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                         $  173,456          $966,432            $966,432        $  173,456
  ----------------------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                        $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
   ----------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                       $        0                                              $       $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                                      $        0                                              $       $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                          $        0          $      0            $      0        $       $0
  ----------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH  LIST)                   $        0                                              $       $0
  ----------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                    $        0                                              $       $0
  ----------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                               $1,000,979                                              $1,000,979
  ----------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                      $1,000,979          $      0            $      0        $1,000,979
  ----------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                    $1,000,979          $      0            $      0        $1,000,979
  ----------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                              $1,174,435          $966,432            $966,432        $1,174,435
  ----------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                       $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                                $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                     $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                         $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                         $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                         $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                               $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                                  $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                            $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                     $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                             $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                          $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                       $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                               $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                     $        0          $      0            $      0        $        0
  ----------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                                 $  208,003                                              $  208,003
  ----------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                                 $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                               $        0                                              $        0
  ----------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                     $  208,003          $      0            $      0        $  208,003
  ----------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                               $  208,003          $      0            $      0        $  208,003
  ----------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                     $  792,976          $      0            $      0        $  792,976
  ----------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                               $  966,432          $966,432            $966,432        $  966,432
  ----------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.               ACCRUAL BASIS-4
  -------------------------------------------

  -------------------------------------------
  CASE  NUMBER:  400-42148-BJH-11                     02/13/95, RWD, 2/96
  -------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULE          MONTH        MONTH        MONTH
                                                                                     --------------------------------------
  ACCOUNTS RECEIVABLE AGING                                            AMOUNT        APRIL,2001
  -------------------------------------------------------------------------------------------------------------------------
  1.      0-30                                                             $0              $0
  ------------------------------------------------------------------------------------------------------------------------
  2.      31-60                                                            $0              $0
  ------------------------------------------------------------------------------------------------------------------------
  3.      61-90                                                            $0              $0
  ------------------------------------------------------------------------------------------------------------------------
  4.      91+                                                              $0              $0
  ------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL ACCOUNTS RECEIVABLE                                        $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                  $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  7.      ACCOUNTS RECEIVABLE (NET)                                        $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                                              MONTH: APRIL,2001
                                                                                                 -------------------------
  ------------------------------------------------------------------------------------------------------------------------
                                                        0-30            31-60           61-90          91+
  TAXES PAYABLE                                         DAYS            DAYS             DAYS         DAYS        TOTAL
  ------------------------------------------------------------------------------------------------------------------------
  1.      FEDERAL                                         $0               $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  2.      STATE                                           $0               $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  3.      LOCAL                                           $0               $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  4.      OTHER (ATTACH LIST)                             $0               $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL TAXES PAYABLE                             $0               $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------
  6.      ACCOUNTS PAYABLE                               $0               $0              $0           $0           $0
  ------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------
  STATUS OF POSTPETITION TAXES                                                             MONTH: APRIL,2001
                                                                                                  ------------------------
  ------------------------------------------------------------------------------------------------------------------------
                                                                        BEGINNING        AMOUNT                   ENDING
                                                                           TAX        WITHHELD AND/   AMOUNT        TAX
  FEDERAL                                                              LIABILITY*      0R ACCRUED      PAID      LIABILITY
  ------------------------------------------------------------------------------------------------------------------------
  1.      WITHHOLDING**                                                       $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  2.      FICA-EMPLOYEE**                                                     $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  3.      FICA-EMPLOYER**                                                     $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  4.      UNEMPLOYMENT                                                        $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  5.      INCOME                                                              $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  6.      OTHER (ATTACH LIST)                                                 $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  7.      TOTAL  FEDERAL  TAXES                                               $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  STATE  AND  LOCAL
  ------------------------------------------------------------------------------------------------------------------------
  8.      WITHHOLDING                                                         $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  9.      SALES                                                               $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  10.     EXCISE                                                              $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  11.     UNEMPLOYMENT                                                        $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  12.     REAL PROPERTY                                                       $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  13.     PERSONAL PROPERTY                                                   $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  14.     OTHER (ATTACH LIST)                                                 $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  15.     TOTAL STATE & LOCAL                                                 $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL TAXES                                                         $0            $0          $0          $0
  ------------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ----------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.               ACCRUAL BASIS-5
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER:  400-42148-BJH-11                   02/13/95, RWD, 2/96
  ----------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                             MONTH: APRIL, 2001
                                                    ---------------------

  --------------------------
  BANK  RECONCILIATIONS
                                                    Account #1            Account #2          Account #3
  ----------------------------------------------------------------------------------------------------------------------------------
  A.          BANK:
  -------------------------------------------------------------------------------------------------------------
  B.           ACCOUNT NUMBER:                                                                                         TOTAL
  -------------------------------------------------------------------------------------------------------------
  C.           PURPOSE (TYPE):
  ----------------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                             $0                                                            $0
  ----------------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                       $0                                                            $0
  ----------------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                           $0                                                            $0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                                $0                                                            $0
  ----------------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                            $0                    $0                  $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN
  ----------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                 DATE OF          TYPE OF              PURCHASE       CURRENT
  BANK,  ACCOUNT NAME & NUMBER                                  PURCHASE         INSTRUMENT              PRICE         VALUE
  ---------------------------------------------------------------------------------------------------------------------------------
  7.      BANK ONE TRUST (ESCROW) 6801456800*                  01/03/00          MONEY MARKET             $3,625,000      $      0
  ----------------------------------------------------------------------------------------------------------------------------------
  8.      HSBC Bank USA (ESCROW) #10-876110                    06/19/00          MONEY MARKET             $3,560,463      $966,432
  ----------------------------------------------------------------------------------------------------------------------------------
  9.
  ----------------------------------------------------------------------------------------------------------------------------------
  10.
  ----------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                                               $966,432
  ----------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                                $      0
  ----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                       $966,432
  ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -----------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS-6
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER:  400-42148-BJH-11                      02/13/95, RWD, 2/96
  -----------------------------------------

                                                      MONTH:  APRIL, 2001

  -----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
  CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------------------------------------
                                           INSIDERS
  -------------------------------------------------------------------------------------------------
                                         TYPE OF                 AMOUNT            TOTAL PAID
                NAME                     PAYMENT                  PAID               TO DATE
  -------------------------------------------------------------------------------------------------
  1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  -------------------------------------------------------------------------------------------------
  2.
  -------------------------------------------------------------------------------------------------
  3.
  -------------------------------------------------------------------------------------------------
  4.
  -------------------------------------------------------------------------------------------------
  5.
  -------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                                                         $0                  $0
  -------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
  ---------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                           TOTAL
                                    ORDER AUTHORIZING            AMOUNT              AMOUNT            TOTAL PAID           INCURRED
                     NAME                PAYMENT                APPROVED              PAID               TO DATE          & UNPAID *
  ----------------------------------------------------------------------------------------------------------------------------------
  1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  ----------------------------------------------------------------------------------------------------------------------------------
  2.
  ----------------------------------------------------------------------------------------------------------------------------------
  3.
  ----------------------------------------------------------------------------------------------------------------------------------
  4.
  ----------------------------------------------------------------------------------------------------------------------------------
  5.
  ----------------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                                   $0                 $0                  $0              $0
  ----------------------------------------------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
  PROTECTION PAYMENTS
  ------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED             AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                                PAYMENTS             DURING              UNPAID
                     NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
  ---------------------------------------------------------------------------------------------------------------------
  1.   FIRST SOURCE BANK (865001)                                       $0                  $0                  $0
  ---------------------------------------------------------------------------------------------------------------------
  2.   FIRST SOURCE BANK (RPS)                                          $0                  $0                  $0
  ---------------------------------------------------------------------------------------------------------------------
  3.   FIRST SOURCE BANK (AIA)                                          $0                  $0                  $0
  ---------------------------------------------------------------------------------------------------------------------
  4.                                                                                                            $0
  ---------------------------------------------------------------------------------------------------------------------
  5.                                                                                                            $0
  ---------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                            $0                  $0                  $0
  ---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-7
  --------------------------------------

  --------------------------------------
  CASE NUMBER: 400-42148-BJH-11                         02/13/95, RWD, 2/96
  --------------------------------------

                                                      MONTH: APRIL, 2001
                                                             -------------------

  ----------------------------
  QUESTIONNAIRE
  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                              YES         NO
  -----------------------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                                 X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
  -----------------------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                        X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
  -----------------------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                            X
         LOANS) DUE FROM RELATED PARTIES?
  -----------------------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                           X
         THIS REPORTING PERIOD?
  -----------------------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                                 X
         DEBTOR FROM ANY PARTY?
  -----------------------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                     X
  -----------------------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                               X
         PAST DUE?
  -----------------------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                 X
  -----------------------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                       X
  -----------------------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                   X
         DELINQUENT?
  -----------------------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                                  X
         REPORTING PERIOD?
  -----------------------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                  X
  -----------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
  a) $208,003 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  -----------------------------
  INSURANCE
  -----------------------------------------------------------------------------------------------------------------------------
                                                                                                              YES         NO
  -----------------------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                                X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
  -----------------------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                X
  -----------------------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  -----------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
                                                      INSTALLMENT  PAYMENTS
  -----------------------------------------------------------------------------------------------------------------------------
              TYPE  OF                                                                                         PAYMENT AMOUNT
               POLICY                           CARRIER                       PERIOD COVERED                     & FREQUENCY
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
         SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                     FOOTNOTES SUPPLEMENT
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42148-BJH-11                         ACCRUAL BASIS
-----------------------------------

                                            MONTH:           APRIL, 2001
                                                   -----------------------------

--------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS      LINE
  FORM NUMBER      NUMBER                                      FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
      3              8              All cash received into the subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------------------------
                                      each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
      3              31             All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------------------------
                                      disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------------------------------
                                      account.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
      4              6              All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------------------------
                                      down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
      7              3              All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------------------------
                                      subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

              -------------------------------------
              CASE NAME: AIRCRAFT LEASING, INC.       ACCRUAL BASIS-Attachment
              -------------------------------------

              -------------------------------------
              CASE NUMBER: 400-42148-BJH-11
              -------------------------------------

                                                    MONTH: APRIL, 2001
                                                           ---------------------


       MOR #      ITEM #    LIST OR EXPLANATION

      1 - BS        8       a)  $50,000  Deposit for Retainer & Legal Fees from
                                Bank One Trust to Lessor's Counsel
                            b)  ($14,222,631) Intercompany Cummulative
                                Receivable/Payable Credit Balance

      1 - BS        22      a)  $4,167,107 Accrued Federal Income Taxes (Post-
                                petition)

      1 - BS        27      a)  $2,399,516  Accrued Taxes Payable (Pre-petition)

      2 - IS        16      a)  $979 Interest Income (from HSBC -Escrow account)

      2 - IS        21      a)  ($444,564) Credit for Allocation of A/C Costs to
                                KH Cargo (vs I/C)

      3 - CF        8       a)  $979 Interest Income (from HSBC -Escrow account)
                            b)  $1,000,000 I/C Transfer to HSBC -Escrow account
                                from KH Int'l Sale Proceeds account

      4 - AP        T6      a)  Federal Income Taxes are now shown as Other
                                Accrued Liabilities (due to deferred tax credits)

      7 - QA        2       a)  $208,003 Disbursement to Successor Trustee of
                                (HSBC-Escrow) account for Professional Fees,
                                Transfer to KH Inc & KH Int'l

--------------------------------------------------------------------------------